MAINSTAY GROUP OF FUNDS

MainStay Floating Rate Fund
MainStay MacKay Infrastructure Bond Fund
MainStay MacKay Short Duration High Yield Fund

(each a “Fund” and collectively the “Funds”)

Supplement dated March 14, 2019 (“Supplement”) to the Summary Prospectuses, Prospectus and Statement of Additional Information (“SAI”), each dated February 28, 2019, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus and SAI. The information in this Supplement supersedes any conflicting information in the Prospectus and SAI.

The following changes are effective April 15, 2019:

1.	Investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares of the Funds are not subject to an initial sales charge. However, a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge.

Investments in Class C shares of the Funds are subject to a purchase maximum of $250,000.

2.	In the “Shareholder Guide” section of the Prospectus under “Information on Sales Charges: Investor Class Shares and Class A Shares:”

a.	The third table is amended to remove reference to the MainStay MacKay Infrastructure Bond Fund;

b.	The fourth table is deleted in its entirety and replaced with the following:

MainStay Floating Rate Fund and MainStay MacKay Short Duration High Yield Fund

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $100,000	3.00%	3.09%	2.75%
$100,000 to $249,999	2.00%	2.04%	1.75%
$250,000 or more[2]	None	None	None
1.	The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.
2.	No sales charge applies on investments of $250,000 or more. A contingent deferred sales charge of 1.00% may be imposed, however, on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge on or after August 1, 2017. A contingent deferred sales charge of 1.00% may be imposed on redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge between January 1, 2017 and July 31, 2017. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

c.	The fifth table is amended to add reference to the MainStay MacKay Infrastructure Bond Fund.

3.	In the “Purchases at Net Asset Value” section of the SAI, the information for the Funds in the table on page 125 is deleted and the table is updated with the following.

FUND	COMMISSION
MainStay Floating Rate Fund MainStay MacKay Infrastructure Bond Fund MainStay MacKay Short Duration High Yield Fund	1.00% for $250,000 to $4,999,999 0.75% for $5,000,000 to $9,999,999 0.50% for $10,000,000 or more

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

MS16bb-03/19